Exhibit 99.1
LaBarge, Inc. Corporate Overview

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K, and other reports it files from time to time. These forward-looking statements speak only as of the date such statements were made, or as of the date of the report or document in which they are contained, and the Company undertakes no obligation to update such information. This presentation is dated Oct. 9, 2008.

5 Excellent growth in FY08 - entirely organic Sales: +19% - Bookings: +15% Diluted EPS: +31% - Backlog: +7% Gross margin expanded 20 basis points Healthy financial condition Total debt declined 40% Debt-to-equity ratio = .17 to 1 Cash flow from operations increased 51% Excellent platform for growth Fiscal 2008 Financial Highlights

7 Electronics Manufacturing Services $180 billion worldwide market* Diverse and fragmented Job shops to highly automated factories Simple assembly to high-tech electronics Low volume to high volume Outlook for EMS industry is positive Increasing long-term trend toward outsourcing Forecasted average CAGR of 12% (2006 to 2011) * Source: Manufacturing Market Insider, December 2007

9 LaBarge's Place in the EMS Industry LaBarge's niche: Low-to-medium volume contract manufacturing High-complexity/high- reliability electronic assemblies Customers are: Large, technology-driven companies Focused on own core capabilities Interested in boosting efficiencies and reducing costs

11 Niche-Focused Business Strategy Be an outsourcing partner to OEMs Serve customers in diverse markets Maintain broad-based manufacturing capabilities Support customers with value-added services Execute reliably Retain flexibility

13 Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Systems integration Interconnect systems Printed circuit card assemblies Higher-level assemblies

15 Established Customer Relationships Defense Glass container fabrication Defense Defense Defense Defense and commercial aerospace Airport security Oilfield services and tooling Aircraft engines and medical Commercial Aerospace Defense Mine automation systems

17 Diverse Markets Backlog - $221.3 million (at June 29, 2008) Defense, 37% Net Sales - $279.5 million (for 12 months ended June 29, 2008) Defense, 50% Defense, 38% Commercial Aerospace, 8% Natural Resources, 23% Industrial, 18% Medical, 7% Other, 2% Government Systems, 4% Defense, 38% Government Systems, 2% Defense, 54% Commercial Aerospace, 21% Natural Resources, 8% Industrial, 9% Medical, 5% Other, 1%

19 High-Reliability in Demanding Environments Missile systems Radar systems Aircraft applications Shipboard systems Defense Commercial Aerospace Satellite launch systems Space applications Commercial aviation Glass container systems Scientific instrumentation Semiconductor fabrication units Industrial Medical Surgical systems Patient monitoring and therapy devices Medical research equipment Biodecontamination Oilfield services equipment Mine automation systems Mining control systems Natural Resources

21 ? ? ? ? ? ? ? All U.S. Manufacturing Six manufacturing locations 1,350 employees Headquartered in St. Louis

23 Sales and Marketing Approach Relationship-driven business Existing customers Expand involvement on ongoing programs Win work with higher technology content Add value through engineering support, program management Win new, long-term programs New customers Target markets, companies and programs compatible with niche-focused strategy Direct sales Build on reputation

25 Operational Initiatives Operational excellence Lean manufacturing Six Sigma New Director of Operational Excellence New Director of Corporate Quality Supply chain initiative Increased purchasing power Reduced costs Improved bidding performance Improved technology tools Strengthening production planning processes

27 Internal growth Positive trend toward outsourcing among OEMs from diverse markets Strong-performing market sectors LB is positioned as preferred supplier to key customers Acquisitions - looking for candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Growth Drivers

29 Backlog (in millions)

31 Net Sales (in millions) Five-Year CAGR for Net Sales = 22%

33 Net Earnings Per Share Five-Year CAGR for Net Earnings = 35%

35 Gross Margin

37 Outlook Positive prospects for EMS market Strong trend toward outsourcing LaBarge is well positioned as a niche player Positive business outlook for LB Solid backlog of firm orders Customers in strong-performing market sectors Expanding pipeline of new business opportunities